Supplement dated December 20, 2017

to the Statement of Additional Information (“SAI”) dated May 1, 2017, as supplemented, for the following Funds:

Funds

  COLUMBIA ACORN TRUST

  Columbia Acorn® Fund

  Columbia Acorn International®

  Columbia Acorn USA®

  Columbia Acorn International SelectSM

  Columbia Acorn SelectSM

  Columbia Thermostat FundSM

  Columbia Acorn Emerging Markets FundSM

  Columbia Acorn European FundSM

Appendix S to the SAI is hereby supplemented as follows:

1.	Effective immediately, the final bullet point under the heading “Sales Charge Reductions — Front-End Sales Charge Waivers (Class A Shares)” is hereby removed and replaced with the following:

●	Through “employee benefit plans” created under Section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with a Columbia Fund or the Transfer Agent and transacts directly with the Columbia Fund or the Transfer Agent through a third party administrator or third party recordkeeper. This waiver does not apply to accounts held through commissionable brokerage platforms.

2.	Effective February 1, 2018, the eighth and ninth bullet points under the heading “Sales Charge Reductions — Front-End Sales Charge Waivers (Class A Shares)” are hereby removed and replaced with the following:

●	Employees or partners of the Investment Manager;

Shareholders should retain this Supplement for future reference.

SUP900_00_014_(12/17)